UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2016

IGNITE RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35549	94-3421359
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 Westpark Drive, Suite 300, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 366-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a) The Audit Committee of the board of directors of Ignite Restaurant Group, Inc. (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm. The Audit Committee invited several firms to participate in this process, including PricewaterhouseCoopers LLP (“PwC”). As a result of this review process and following careful deliberations, on April 4, 2016, the Audit Committee dismissed PwC as the Company’s independent registered public accounting firm.

PwC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 28, 2015 and December 29, 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s two most recent fiscal years ended December 28, 2015 and December 29, 2014 and in the subsequent interim period through April 4, 2016, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On April 4, 2016, the Company provided PwC with a copy of this Current Report on Form 8-K and requested a letter from PwC addressed to the Securities and Exchange Commission stating whether PwC agrees with the above disclosures. A copy of PwC’s letter, dated April 7, 2016, is attached as Exhibit 16.1 to this Form 8-K.

(b) On April 4, 2016, the Audit Committee approved the engagement of Deloitte & Touche LLP (“D&T”) as the Company’s new independent registered public accounting firm for the fiscal year ending January 2, 2017 (including with respect to the Company’s quarterly period ended March 28, 2016).

During the Company’s two most recent fiscal years ended December 28, 2015 and December 29, 2014 and in the subsequent interim period through April 4, 2016, neither the Company nor anyone acting on its behalf consulted D&T regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written report or oral advice was provided to the Company by D&T that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 7, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 7, 2016

IGNITE RESTAURANT GROUP, INC.

By:	/s/ Brad A. Leist
Brad A. Leist
Senior Vice President and Chief Financial Officer